UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2014 (August 12, 2014)

Akorn, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Louisiana
(State or Other Jurisdiction of Incorporation)

001-32360 (Commission File Number)	72-0717400 (IRS Employer Identification No.)

1925 W. Field Court, Suite 300 Lake Forrest, Illinois (Address of Principal Executive Offices)	60045 (Zip Code)

(847) 279-6100
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Akorn, Inc. (“Akorn”) on August 15, 2014 (the “Original Report”), in which Akorn reported the completion of the acquisition and merger (the “Merger”) of VPI Holdings Corp., the parent company of VersaPharm Incorporated (“VersaPharm”). Akorn is filing this amendment to file VPI Holding Corps. audited and unaudited consolidated financial statements and the unaudited pro forma condensed combined financial statements, under Items 9.01(a) and 9.01(b), respectively, that were required to be filed either as part of the Original Report or by Amendment thereto.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

(1) The audited consolidated balance sheets of VPI Holdings Corp. as of December 31, 2013, 2012, and 2011, and the related consolidated statements of operations, stockholders' equity (deficit), and cash flows for the years then ended, the Notes to the Consolidated Financial Statements and the Independent Auditors Report are filed as Exhibit 99.1 and Exhibit 99.2 to this Amendment and are incorporated herein by reference.

(2) The unaudited condensed consolidated balance sheet of VPI Holdings Corp. as of June 30, 2014 and the related condensed consolidated statements of operations, stockholders’ equity (deficit), and cash flows for the six month periods ended June 30, 2014 and June 30, 2013, and the Notes to the Condensed Consolidated Financial Statements are filed as Exhibit 99.3 to this Amendment and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of June 30, 2014 and the unaudited pro forma condensed combined statements of operations for the six month period ended June 30, 2014 and for the year ended December 31, 2013, giving effect to the Merger of VersaPharm are filed as Exhibit 99.4 to this Amendment and incorporated herein by reference.

(d)	See Attached Exhibit Index

Exhibit Number	Description

23.1	Consent of BDO USA, LLP.

99.1
Audited consolidated balance sheets of VPI Holdings Corp. as of December 31, 2013 and 2012 and the related consolidated statements of operations, stockholders' equity (deficit), and cash flows for the years then ended, the Notes to the Consolidated Financial Statements and the Independent Auditors Report.

99.2	Audited consolidated balance sheets of VPI Holdings Corp. as of December 31, 2012 and 2011 and the related consolidated statements of operations, stockholders' equity (deficit), and cash flows for the years then ended, the Notes to the Consolidated Financial Statements and the Independent Auditors Report.

99.3
Unaudited condensed consolidated balance sheet of VersaPharm as of June 30, 2014 and the related condensed consolidated statement of operations, stockholders’ equity (deficit), and cash flows for the six month periods ended June 30, 2014 and June 30, 2013, and the Notes to the Condensed Consolidated Financial Statements.

99.4
Unaudited pro forma condensed consolidated balance sheet as of June 30, 2014 and the unaudited pro forma condensed consolidated statements of operations for the six month period ended June 30, 2014 and for the year ended December 31, 2013, giving effect to the Merger of VersaPharm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2014

AKORN, INC.

	By:	/s/ Timothy A. Dick
		Name:	Timothy A. Dick
		Title:	Chief Financial Officer